ANA2025

150th ANNUAL MEETING


September 13–16
Baltimore, MD

Long-term Sustained Improvement of Neurological Symptoms in Wilson Disease Patients on Tiomolybdate Choline

Dr. Matthew Lorincz, MD PhD
University of Michigan, Ann Arbor

150 1875-2025

AMERICAN NEUROLOGICAL ASSOCIATION®
INNOVATORS IN DISCOVERY, EDUCATION, AND CARE



Disclosures

- Travel expenses to attend and present at ANA 2025 were paid for by Monopar Therapeutics

- No additional conflicts of interest to disclose

Wilson Disease

Wilson disease (WD) is a genetic disorder of impaired copper (Cu) transport

Cu accumulates in the **liver** and **brain**, causing hepatic damage and Parkinson-like symptoms



Cu
accumulation
ATP7B
Impaired Cu
excretion
Healthy
Wilson disease

Unmet Need

Current standard of care (SoC) therapies have numerous limitations:

- May cause **paradoxical neurological worsening** (up to 30%)[1]



- Complex, multiple-per-day dosing results in **poor adherence** (up to 50%)[2]



- Risk of **severe side effects** (up to 31%)[3]



- **Slow onset of action**[4]



1. Ala A *et al. Lancet.* 2007;369(9559):397-408. 2. Maselbas W *et al. Neurol Neurochir Pol.* 2010;44(3):260-263; 3. Merle U *et al. Gut.* 2007;56(1):115-120; 4. Di Dato F *et al. EMJ.* 2024;9(2):84-95.

Tiomolybdate Choline (ALXN1840)

ALXN1840 is an investigational, once-daily, oral small molecule that binds Cu with high affinity[1]

ALXN1840 forms a tripartite complex with Cu and albumin, **mobilizing and sequestering** toxic Cu[2,3]

Tripartite Complex



Cu
Albumin
ALXN 1840
Albumin
Cu
ALXN 1840

1. Smirnova J *et al. Sci Rep.* 2018;8(1):1463; 2. Zhang L *et al. Biochemistry.* 2009;48(5):891-897; 3. Kim P *et al. Biomedicines.* 2021;9(12):1861.

Unified Wilson Disease Rating Scale (UWDRS)

UWDRS is a validated tool for assessment of neurological symptoms in WD patients[1-3]

Significant overlap with the Unified Parkinson's Disease Rating Scale (MDS-UPDRS)


UWDRS
Wilson disease
13
Other
Questions
25
Similar
Questions
28
Other
Questions
MDS-UPDRS
Parkinson's disease

1. Czlonkowska A *et al. Neurol Neurochir Pol.* 2007;41(1):1-12; 2. Leinweber B *et al. Mov Disord.* 2008;23(1):54–62; 3. Karantzoulis S *et al. Adv Ther.* 2024;41(5):2070-2082.

ALXN1840 Prevents Toxic Copper Build-up in the Liver and Brain

Liver


Human
Human
Mean SUV
50
40
30
20
10
0
1
2
6
20
48
54
68
Time since ⁶⁴Cu injection (hours)

Brain


In vitro
B
Ctrl
Cu-albumin
Cu-albumin + ALXN1840
Cu-albumin + DPA
Cu [nmol]
25
20
15
10
5
0
0
24
48
****
Incubation time [h]
Human
0.15
0.10
0.05
0.00
-0.05
1
2
6
20
Time since ⁶⁴Cu injection (hours)

Before treatment
After treatment
Before treatment (median)
After treatment (median)

Figures adapted from Kirk FT *et al. J Hepatol.* 2024;80(4):586-595; Borchard S *et al. Life Sci Alliance.* 2021 Dec 2;5(3):e202101164.

Sustained Neurologic Improvement Over 6 Years



UWDRS Part II (Patient-reported)
Least squares mean (LSM) ± standard error – Ph2 & Ph3
* p-value < 0.05 vs. baseline
Baseline
LSM Change from Baseline
Number of patients
68
62
220
218
146
88
48
17
15
18
Study Week
6 yrs



UWDRS Part III (Physician-assessed)
Least squares mean (LSM) ± standard error – Ph2 & Ph3
* p-value < 0.05 vs. baseline
Baseline
LSM Change from Baseline
Number of patients
67
60
215
213
141
87
48
13
12
15
Study Week
6 yrs
ALXN1840
Standard of Care

Neurological Benefit Reproduced Across Independent Studies

UWDRS Minimum Clinically Important Difference (**MCID**)

- Previous studies have reported a Part II MCID of **1 pt**[1,2] and a Part III MCID of **4 - 6.9 pts**[1-3]
- Calculated UWDRS Part III MCID from Ph2 & Ph3 (n=255) – Part II: **1.84 pts**; Part III: **4.69 pts**

UWDRS Part III (Physician-assessed)

MCID responder rate (Change from baseline to Week 48) – Ph2 & Ph3

	ALXN1840				SoC
Study ID *(n enrolled)*	**201** (n=29)	**205** (n=31)	**301‡** (n=137)	**ISE** (n=255)	**301‡** (n=70)
Improved† *(%)*	**94**	**57**	**45**	**50**	**32**
Worsened *(%)*	**5**	**4**	**8**	**7**	**13**

More improvement and ***less worsening*** on **ALXN1840** vs **SoC**

Abbreviations: ISE, integrated summary of efficacy; SoC, standard of care

† *Calculated from patients eligible to improve (baseline score ≥ MCID)*

‡ *Physician rater-blinded*

1. Litwin T *et al. J Neurol Sci.* 2015;355(1-2):162-167; 2. Litwin T *et al. Mov Disord.* 2023; 38 (suppl 1); 3. Czionkowska A *et al. BMC Neurol.* 2018;18:34.

Patients Further Improve After Crossover from SoC to ALXN1840

UWDRS Part III
MCID responder rate – Ph3


Improved†
40%
20%
0%
31%
42%
Worsened
10%
0%
14%
5%
Week 48
Final crossover visit
Median: 120 wks post-crossover

Mean Δ from Wk 0†: **-1.9 pts** → **-4.8 pts**

SoC-Crossover patients (n=56)
All changes vs. Wk 0 (baseline)

SoC

Crossover SoC to ALXN1840 @ Week 48

† *Calculated from patients eligible to improve (baseline score ≥ MCID)*

Neurologic Benefit Increases Over Time



UWDRS Part II (Patient-reported)
MCID responder rate (1.84 pts) – Ph2 & Ph3
Responder rate (95% CI)
100%
75%
50%
25%
0%
77 70 54 36 20 9 9 9
223 219 147 89 48 17 15 18
4 48 96 144 192 240 288 312
Study Week
UWDRS Part III (Physician-assessed)
MCID responder rate (4.69 pts) – Ph2 & Ph3
Responder rate (95% CI)
100%
75%
50%
25%
0%
126 119 82 58 32 10 9 10
218 215 142 88 48 13 12 15
4 48 96 144 192 240 288 312
Study Week
Improved on ALXN1840†
Worsened on ALXN1840

† Calculated from patients eligible to improve (baseline score ≥ MCID)

Sustained Improvement in Psychiatric Symptoms

Brief Psychiatric Rating Scale (BPRS) (Clinician-assessed)
Least squares mean (LSM) ± standard error – Ph3



Baseline
* p-value < 0.05 vs. baseline
LSM Change from Baseline
0
-1
-2
-3
*
*
*
*
169
152
147
125
131
135
114
0
24
48
72
96
120
144
Study Week
ALXN1840

ALXN1840 Has a Favorable Safety Profile

Long-term Safety

Serious Adverse Events (SAEs) on ALXN1840	
Number of patients	266
Median time on treatment (years)	2.58
Total **patient-years** (PYs)	645.6
Patients with **any drug-related SAE**	13 (4.9%)
Neurologic	2 (0.8%)
Psychiatric	1 (0.4%)

No deaths occurred that were deemed related to ALXN1840.

Questions?